PAYMENT Data Systems

Dawson James Securities
Small Cap Growth Stock Conference

October 15, 2015

Forward Looking Statements Disclosure

Except for historical information herein, matters set forth in this presentatioon are forward-looking within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including statements about commercial operations, technology progress, growth and future financial performance of Payment Data Systems, Inc. and its subsidiaries (the "Company"). These forward-looking statements are identified by the use of words such as "believe," "expect," "prepare," "anticipate," "target," "launch," and "create," among others. Forward-looking statements in this press release are subject to certain risks and uncertainties inherent in the Company's business that could cause actual results to vary, including such risks that the Company's security applications may be insufficient; the Company's ability to adapt to rapid technological change; adverse effects on the Company's relationships with Automated Clearing House, bank sponsors and credit card associations; the Company's ability to comply with federal or state regulations; the Company's exposure to credit risks, data breaches, fraud or software failures, and other risks detailed from time to time in the company's filings with the Securities and Exchange Commission including its annual report on Form 10-K for the year ended December 31, 2014. One or more of these factors have affected, and in the future could affect, the Company's businesses and financial results and could cause actual results to differ materially from plans and projections. All forward-looking statements made in this release are based on information presently available to the Company's management. The Company disclaims any obligation to update these forward-looking statements, except as required by law.

PYDS (NASDAQ) Overview

Payment Data Systems is a next-generation **integrated, custom payment solutions** provider for merchants, billers, banks, service bureaus and card issuers.

Management & Team

20 Employees

Michael Long
Chairman, CEO (Co-Founder)

Louis Hoch
President, COO (Co-Founder)

Habib Yunus
CFO

NASDAQ

Price ($)	3.15
52 Week Range[1] ($)	1.62 – 6.60
Market Cap ($MM)	35.9
Shares Outstanding (MM)	12
Float (MM)	4.6
Institutional Ownership	0%

1. 52 weeks includes time listed on OTC before moving to NASDAQ August 11, 2015; adjusted for 15-1 reverse split on July 23, 2015

3 Pillars of Business

PAYMENT Data Systems

FiCentive — Innovations in Prepaid Card Solutions	PAYMENT Data Systems	ZBILL Inc.
Prepaid Card Processor & Program Manager	Payment Processing Credit, Debit and ACH	Bill Payment Processing

What We Do

+ Custom Solutions



ACH Processing

ACH Origination

eCheck Conversion Processing

NSF Returned Check Recovery

Mobile, Web, and Virtual Terminal Payments



Credit Card Processing

Credit / Debit Card Processing

Debit Card ONLY Processing

Account Validation

POS/Card Swipe Retail



Prepaid Card Issuing

General Purpose Reloadable

Corporate Incentive / Rewards

Open Loop Issuance

Card-to-Card Transfer



Bill Payment Processing

Electronic Bill Payment

Over 3,000 National Billers

Web Payent

MasterCard RPPS Gateway

Transactions Processed per Year



14,500,000
Est.
12,954,132
8,579,024
4,269,937
2,653,744
28%
CAGR
2011
2012
2013
2014
2015

Dollars Processed per Year



75% CAGR
$203,655,596
$256,564,542
$630,101,153
$2,978,141,813
$3,400,000,000 Est.
2011
2012
2013
2014
2015

Premier Partnerships & Clients

Fifth Third Bank

Wells Fargo

generations federal credit union

Lilly

Merck

Merrick Bank

Metropolitan Commercial Bank
Personal Service
Global Perspective

Sunrise Banks

Pfizer

Medtronic

+ Over 500 Churches

FiCentive

FiCentive offers a custom incentive card solution that your customers may use everywhere Debit MasterCard is accepted.


YOUR LOGO HERE
FICENTIVE
5173 1210 1234 5678
Debit
02/17
VALUED CUSTOMER
MasterCard

Improve **customer engagement**

Develop **customer loyalty**

Grow your business

Stream Card debuted on September 24


Direct Deposit
Bank Name
Sunrise Banks
Routing Number
091017138
stream
5173 1210 1234 5678
Debit
02/17
JOE CUSTOMER

Stream is easy to load, use, and manage using any device.

- Direct deposit info available online
- Load checks with a smart phone
- Access accounts using any device
- Low fees

Financial Takeaways

Strong Financials

No debt

$2 MM in free cash flow

$3.8 MM in cash

Growth Focus

New Products

Strategic Acquisitions

NASDAQ Uplisting on Aug 11

Liquidity

Visibility

Access to Capital

PYDS Generates Cash

$3.8MM

Cash on Hand
June 30, 2015

2014 YE	$1,970M
2015 Q2	$789M
2015 Q1	$571M

Free Cash Generated

MM=Millions
M=Thousands

Growth is Scalable with little CAPEX


Revenue ($)
Net Income ($)
CAPEX ($)
13,395,131
3,838,288
5,180,362
-789,039
36,772
62,385
2013
2014
2013
2014
2013
2014

Balance Sheet Highlights 2014

USD Millions

Account	12/31/14	12/31/13	Notes
Cash	55.0	26.6	= A
Net Cash	2.8	0.8	C = A - B
Total Assets	**61.1**	**27.5**	
Short-term/long-term debt	-	-	
Customer deposits payable	52.2	25.7	= B
Total Liabilities	**54.1**	**26.9**	
Equity & Paid-in-capital	57.1	54.5	$41 mm Tax NOL Carryforward
Accumulated deficit	(50.1)	(53.9)	
Total Equity	**7.0**	**0.6**	

Income Statement Highlights 2014

USD Millions

Account	12/31/14	12/31/13
Revenues	13.4	5.2
Cost of sales	9.2	4.2
Gross Profit	**4.2**	**1.0**
SG&A	(1.9)	(1.7)
Depreciation	(0.04)	(0.03)
Income tax benefit	1.5	-
Net Income	**3.8**	**(0.7)**

PAYMENT
Data Systems

Louis Hoch
President, COO
louis.hoch@ficentive.com
210-249-4050

Habib Yunus
CFO
habib.yunus@paymentdata.com
210-249-4070